LIBERTY GROWTH STOCK FUND

                        Supplement to Class Z Prospectus
                             Dated February 1, 2003

         The following paragraph is added subsequent to the existing text in the section entitled FINANCIAL HIGHLIGHTS:

The table does not reflect the 3-for-1 stock split that occurred on July 25, 2003. The numbers presented for "Net Asset Value - Beginning of Period," "Income from Investment Operations," "Less Distributions Declared to Shareholders" and "Net Asset Value - End of Period" should be divided by three to reflect the stock split's effect on the table.



755-36/751O-0703                                                   July 25, 2003


                           LIBERTY YOUNG INVESTOR FUND

                        Supplement to Class Z Prospectus
                             Dated February 1, 2003


         The following paragraph is added subsequent to the existing text in the section entitled FINANCIAL HIGHLIGHTS:

The table does not reflect the 2-for-1 stock split that occurred on July 25, 2003. The numbers presented for "Net Asset Value, Beginning of Period," "Income from Investment Operations," "Less Distributions Declared to Shareholders" and "Net Asset Value, End of Period" should be divided by two to reflect the stock split's effect on the table.


756-36/752O-0703                                                   July 25, 2003